Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Development Capital Group, Inc. (the “Company”) on Form 10-K for the year ended March 31, 2014, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Shahbod Rastegar and Andrew Fleischer, Chief Executive and Financial Officers of the Company, respectively, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.

The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 15, 2014	/s/ Shahbod Rastegar
Shahbod Rastegar Chief Executive Officer

Date: July 15, 2014	/s/ Andrew Fleischer
Andrew Fleischer Chief Financial Officer